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                                                                      EXHIBIT 23

                         CONSENT OF ARTHUR ANDERSEN LLP


As independent public accountants, we hereby consent to the incorporation of our report dated February 1, 1999, included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 333-10679.



                                              Arthur Andersen LLP



Cleveland, Ohio
March 12, 1999